                                                                                         Exhibit 99.1

2009 Analyst and Investor Presentation

Overview

QSR Industry Overview

2009 Key Goals

Wendy’s®Brand

Arby’s®Brand

Wendy’s/Arby’s Group Summary

AGENDA

Forward-Looking Statements

This presentation, and certain information that management may discuss in connection with this presentation, may contain statements that are not historical facts, including, importantly, information concerning possible or assumed future results of our operations. Those statements constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of
1995 (the “Reform Act”). For all our forward-looking statements, we claim the protection of the safe harbor for forward-looking statements contained in the
Reform Act.

Many important factors could affect our future results and could cause those results to differ materially from those expressed in or implied by our forward-
looking statements. Such factors, all of which are difficult or impossible to predict accurately, and many of which are beyond our control, include but are not limited to those identified under the caption “Forward-Looking Statements” in our most recent earnings press release and in the “Special Note Regarding
Forward-Looking Statements and Projections” and “Risk Factors” sections of our most recent Form 10-K and subsequent Form 10-Q’s.

WENDY'S
ARBY'S
GROUP

Wendy's
OLD FASHIONED HAMBURGERS

Arby's

3rd Largest Restaurant Company in the U.S.

10,000 Restaurants

$12 Billion in 2007 System-Wide Sales

Strong Consumer Brands

Commitment to quality and
operational excellence

Financial Opportunity

Significantly enhance Wendy’s restaurant margins

Achieve G&A synergies and efficiencies

Drive revenue growth and positive cash flow

Why Invest in WEN?

Our Vision: To continuously grow stakeholder value by leveraging the strengths of vibrant, independent restaurant brands.

Third largest quick-service hamburger chain in U.S.
with 6,625 system-wide restaurants as of Q3 2008

Approximately $9 billion in system-wide sales

79% franchised and 21% company-owned

Generated U.S. average unit volumes in 2007

Company units: $1.4 million

Franchised units: $1.3 million

Quality leader among the “Big Three” hamburger
chains using the freshest ingredients, including
“Always Fresh, Never Frozen” beef

In 2007, the Zagat Survey awarded Wendy’s the
“Best Burger” and #1 in food quality among all
QSR ‘megachains’

Wendy’s: It’s waaaay better than fast food

Second largest quick-service sandwich
chain in U.S. with 3,735 system-wide
restaurants as of Q3 2008

Approximately $3 billion in system-wide sales

69% franchised and 31% company-operated

Generated U.S. average unit volumes in
2007

Company units: $1.0 million

Franchised units: $0.9 million

Industry leader specializing in signature
roast beef sandwiches and Market Fresh®
premium sandwiches, toasted subs, wraps
and salads

I’m thinking Arby’s

Wendy’s and Arby’s Worldwide*

Latin America/Caribbean

14 countries, 16 franchisees

Canada

United States

Wendy’s                                               6,288                         337                                                        6,625
Arby’s                                                         3,726                                                                        9                                                       3,735

TOTAL                                             10,014                        346                                            10,360

North America

International

Total Units

375 Wendy’s
110 Arby’s

5,913 Wendy’s
3,616 Arby’s

170 Wendy’s

Asia/Pacific

6 countries, 6 franchisees

167 Wendy’s

Europe/Middle East

3 countries, 2 franchisees

9 Arby’s

* As of Q3 2008

New Leadership Team

WENDY’S BRAND

Roland Smith, CEO

J. David Karam, President

Stephen Farrar, Chief Operating Officer

Ken Calwell, Chief Marketing Officer

ARBY’S BRAND

Thomas Garrett, President & CEO

Michael Lippert, Chief Operating Officer

Steve Davis, Chief Marketing Officer

WENDY’S / ARBY’S GROUP, INC.

Roland Smith, President & CEO                                                  Stephen Hare, Chief Financial Officer

Sharron Barton, Chief Administrative Officer                       Nils Okeson, General Counsel

John Barker, Chief Communications Officer

Strong restaurant operating and merger integration experience

Overview

QSR Industry Overview

2009 Key Goals

Wendy’s Brand

Arby’s Brand

Wendy’s/Arby’s Group Summary

AGENDA

Restaurant Industry Overview

Wendy’s and Arby’s Operate in Growing Segments

*YTD thru October  / **All Other includes Bakery, Asian, Coffee, Convenience, Food/Drug Stores, etc.

+2%

QSR Sales by Segment

Year-to-date through October – Data in billions

Total U.S. QSR Sales YTD 2008*

$190 billion

FLAT

+7%

+7%

FLAT

+1%

Source: NPD CREST

$48.9

$33.0

$25.6

$11.0

$10.3

$60.7

$47.9

$33.2

$24.0

$10.3

$10.4

$60.1

Hamburger

Pizza

Sandwich/Deli

Mexican

Chicken

All Other**

YTD 2008*

YTD 2007*

QSR Traffic Outpacing Midscale and Casual Dining Restaurants

Traffic % Change vs. Year Ago – Total Dayparts

Source: NPD CREST

AVG CHECK

3Q 07

2Q 08

4Q 07

1Q 08

3Q 08

QSR

Midscale

Casual Dining

$4.86

$8.44

$12.69

2%

1%

1%

-2%

1%

1%

-2%

1%

1%

0%

0%

-3%

-1%

-1%

-1%

Restaurant Industry Overview

Overview

QSR Industry Overview

2009 Key Goals

Wendy’s Brand

Arby’s Brand

Wendy’s/Arby’s Group Summary

AGENDA

2009 Key Goals

Drive positive same-store sales at both brands

New marketing programs, menu development
and improved customer experience

Significantly improve Wendy’s restaurant margins

Complete key steps in integration process

Achieve significant progress on
synergies/efficiencies

Reduce company-owned new unit expansion to
increase cash flow

Develop a long-term strategy for international growth

Significant Profit Drivers

IMPROVE WENDY’S STORE-LEVEL
OPERATIONS AND MARGINS

$100 million in
Incremental EBITDA (500 bps)

Institute ownership mentality
and pay-for-performance culture

Invigorate spirit of cooperation
with franchisees

RIGHT-SIZE COMBINED
CORPORATE STRUCTURE

3-year implementation timeline

$160 million generates 3-year annualized growth rate > 10%

$60 million
Cost Reduction

Realize corporate level
synergies

Capitalize on targeted
operational efficiencies

                      2008                                        2009                                              2010                                              2011                                          2011

                  Estimate                               Estimate                                       Estimate                                     Estimate                                 Estimate

160-180

160-180

150-170

+500 bps

11-12%

16-17%

Wendy’s Restaurant EBITDA Margin Growth Plan

Margin Improvement Targets by Year

Wendy’s/Arby’s Group $60 Million Cost Reduction

10/01

WAG is
formed

Savings achieved
through 2008 budget
efficiencies and top-level
reductions

12/31

Wendy’s Co-Op
implementation

07/01

2008

2009

2010

2011

Shared
Service Center
operational

06/01

$20-25 million

$35-45 million

$60 million Target

Completion of IT
project rationalization

2010

Additional
Savings

Overview

QSR Industry Overview

2009 Key Goals

Wendy’s Brand

Arby’s Brand

Wendy’s/Arby’s Group Summary

AGENDA

Wendy’s Brand Overview

80% Off-Premise Customers

65% drive-thru
15% take-out

DAYPART MIX

Lunch

37.5%

Dinner

21.7%

Afternoon Snack

19.9%

Evening Snack

10.6%

Late Night

8.1%

Breakfast

2.2%

Menu features…

Hamburgers made with fresh, never frozen beef

Center-cut premium chicken sandwiches

Fresh sandwiches

Chili

Salads

Baked potatoes

Frosty®

Soft drinks

Average Check

$5.95*

Source: Company Reports / *QSR Check Average is $4.86

Shake up your
bacon obsession!

BBQ
Buffalo
New
Flavor-Dipped
Chicken Sandwiches.
Flavor dipped and fully loaded!

Big Deals for
99¢

Wendy’s Marketing Focus

Commitment to high quality, great
tasting products

Enhance quality of key core
products

Hamburgers (buns, bacon)

French fries

Chicken

Commitment to compelling value
message

Execute disciplined testing plan

Improve advertising, signage,
menu boards

Our New Premium
Fish Fillet.
It's off the hook!
Shakes.

Wendy’s Operational Initiatives

Significant margin improvement

“Service Excellence”

Re-launch breakfast program

Food Cost

Wendy’s Restaurant EBITDA Margin Growth Plan

+500 bps

90-110

230-250

60-80

80-100

11-12%

16-17%

Total Labor

Repairs/
Maintenance

Other
Controllables

2008

Estimate

2011

Estimate

Margin Improvement Targets by P&L Category

NEW!
Sweet and savory
together as one.
Maple Baked Frescuit™
Grande appetite?
Try a Grande Burrito.

WENDY'S

Wendy’s Breakfast Plan

Significant growth opportunity for Wendy’s

22% of total QSR traffic*

4% annual growth rate over the past 6 years*

2009 Action Plan

Focus on three key markets (Pittsburgh, Kansas City,
Phoenix) with revamped menu and media

Reduce store count from 850 to 450-475

Leverage “best quality” and “fresh” products

Focus on operational execution

Improve store-level profitability

Test market expansion in late 2009 through 2010

Demonstrate attractive ROI from breakfast to the

   Wendy’s system

Targeting national launch in 2011

*Source: CREST

Overview

QSR Industry Overview

2009 Key Goals

Wendy’s Brand

Arby’s Brand

Wendy’s/Arby’s Group Summary

AGENDA

Arby’s Brand Overview

70% Off-Premise Customers

60% drive-thru
10% take-out

DAYPART MIX

Dinner

33.6%

Lunch

60.1%

Evening Snack

4.7%

Breakfast

1.6%

Menu features…

Signature Roast Beef

Market Fresh Deli sandwiches and wraps

Market Fresh Salads

Toasted Subs

Hand-spun shakes

Curly fries and side-kickers

Average Check

$7.50*

Source: Company Reports / *QSR Check Average is $4.86

QSR favorites
roast chicken
roast turkey
roast beef

Arby’s Key Marketing Focus

Grow visit frequency among
core/loyal customers

Leverage equity in roast beef with
new products

Extend oven-roasting to other
proteins (chicken)

Continue to build check with
unique menu side items

Testing new value offerings and
promotions

RED HAT SERVICE

Arby's
Promise Check
Arby's Customer Perception Program

Arby's

Arby’s Operations Initiatives

Grow visit frequency with great customer service

New Hospitality Program

New Customer Service
Measurements

Overview

QSR Industry Overview

2009 Key Goals

Wendy’s Brand

Arby’s Brand

Wendy’s/Arby’s Group Summary

AGENDA

Financial Summary

Pro Forma Results                                                                                           3Q YTD 2008

Revenue                                                                                                                                                            $2.8 billion

Adjusted EBITDA*                                                                                                         $300.2 million

Pro Forma Leverage                                                                As of Sep. 28, 2008

Long-term Debt                                                                                                                                 $1.2 billion

Debt/(Debt + Equity)                                                                                                                                      30%

NYSE: WEN                                                                                                          As of Jan. 6, 2009

Share Price                                                                                                                                                                    $4.92

Market Capitalization                                                                                                           $2.3 billion

Shares Outstanding                                                                                                                470 million

Dividend Yield                                                                                                                                                            1.2%

* Excludes special committee and  corporate restructuring charges of $88.6 million; See reconciliation in Appendix

Financial Reporting Plans

Annual and Quarterly reporting

Consolidated results

Brand specific SSS, revenue, costs,
and restaurant operating margins

Investor conference calls

Reporting schedule

Q4 and FY08         March 5 (pro-forma financials)

Q1                                       May 7

Q2                                       Aug 4

Q3                                       Nov 5

Wendy's OLD FASHIONED HAMBURGERS

Arby's

WENDY'S ARBY'S GROUP

3rd Largest Restaurant Company in the U.S.

10,000 Restaurants

$12 Billion in 2007 System-Wide Sales

Strong Consumer Brands

Commitment to quality and
operational excellence

Financial Opportunity

Significantly enhance Wendy’s restaurant margins

Achieve G&A synergies and efficiencies

Drive revenue growth and positive cash flow

Why Invest in WEN?

APPENDIX

WENDY'S
ARBY'S
GROUP
About Us
Investor Relations
Corporate Governance
Careers
Responsibility
SERVING FRESH IDEAS DAILY
OF INTEREST
STOCKS AND INVESTOR RELATIONS
NEWS RELEASES

WENDY'S ARBY'S GROUP

Investor Information

NYSE: WEN

www.wendysarbys.com

Investor Contacts

John Barker, Chief Communications Officer

           614.764.3044 or john.barker@wendysarbys.com

Kay Sharpton, VP Investor Relations and Strategic Planning

           678.514.5292 or kay.sharpton@wendysarbys.com

Marsha Gordon, Manager Shareholder Relations and Enterprise Disclosure

           614.764.3019 or marsha.gordon@wendysarbys.com

Kim Green, Manager Communications Analysis & Research

           614.764.6796 or kim.green@wendysarbys.com

EBITDA and Adjusted EBITDA Reconciliation

(In thousands)

Pro Forma results

3Q YTD 2008

Operating profit

$58,062

Plus: depreciation and amortization

154,556

EBITDA

212,618

Depreciation and amortization

(154,556)

Interest expense

(69,910)

Investment loss, net

(76,497)

Other expense,net

(6,101)

Consolidated loss from continuing operations before

income tax benefit and minority interests

(94,446)

Benefit from income taxes

4,157

Minority interests in income of consolidated subsidiaries

(340)

      Loss from continuing operations

($90,629)

Adjusted EBITDA

$300,184

Facilities relocation and corporate restructuring

(3,335)

Wendy's special committee costs

(84,231)

EBITDA

$212,618

Calculation of EBITDA and a reconciliation of  EBITDA to loss from continuing operations

Reconciliation of Adjusted  EBITDA to  EBITDA